Exhibit 10.13

PREPARED BY:	)
)
McCoy & Orta, P.C.	)
100 N. Broadway, Suite 2600)
Oklahoma City, Oklahoma 73102)
Attn: Hilary Nolan	)
Loan No. 302090028 (WF)/355274 (GB))

ASSUMPTION AGREEMENT

This Assumption Agreement (“Assumption Agreement”) is made this       of             , 2019, by DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-GC22 (“Noteholder”) c/o Grandbridge Real Estate Capital LLC, Attention: Servicing Manager, 200 S. College Street, Suite 2100, Charlotte, NC 28202, GNP GROUP OF PINEVILLE, LLC, a North Carolina limited liability company (“Original Borrower”), with a mailing address at 6428 Bannington Road, Charlotte, North Carolina 28226, NISHITH KUMAR PATEL, an individual, and GAUTAM B. PATEL, an individual (collectively, jointly and severally, “Original Guarantor”), with a mailing address at 6428 Bannington Road, Charlotte, NC 28226, LF3 PINEVILLE, LLC, a Delaware limited liability company (“Pineville Borrower”), LF3 PINEVILLE TRS, LLC, a Delaware limited liability company (“Pineville TRS Borrower”; and together with Pineville Borrower, collectively, “Assumptor”), with a mailing address at 1635 43rd Street South, Suite 205, Fargo, North Dakota 58103, and NORMAN H. LESLIE, an individual (“New Guarantor”) with a mailing address at 1635 43rd Street South, Suite 305, Fargo, North Dakota 58103. Original Borrower, Original Guarantor, Assumptor, and New Guarantor are collectively referred to herein as the “Borrower Parties.” The Borrower Parties and Noteholder are collectively referred to herein as the “Parties.”

RECITALS

A.                                    Noteholder’s predecessor in interest, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Original Lender”), made a loan to Original Borrower in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of May 12, 2014, unless otherwise noted:

1.                                      Loan Agreement (“Loan Agreement”) entered into by Original Borrower and Original Lender;

2.                                      Promissory Note (“Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender;

3.                                      Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing executed by Original Borrower to Title Company of North Carolina, as trustee, for the benefit of Original Lender which secures the Note and other obligations of Original Borrower (“Security Agreement”), and which Security Agreement was recorded on May 13, 2014, as Instrument No. 2014051942, in Book 29173, Page 770 with the Mecklenburg County Register of Deeds, State of North Carolina (“Official Records”), the Original Lender’s interest under which was assigned to Noteholder by instrument recorded on July 8, 2014, as Instrument No. 2014076846, in Book 29296, Page 777, in the Official Records. The land, improvements and other real property which are subject to the Security Agreement are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security Agreement are hereinafter referred to as the “Collateral”;

4.                                      Cash Management Agreement executed by Original Borrower, Original Lender and Wells Fargo Bank, National Association, as the Cash Management Bank (“Cash Management Agreement”);

5.                                      Guaranty executed by Original Guarantor (“Guaranty”);

6.                                      Environmental Indemnity Agreement executed by Original Borrower and Original Guarantor (“Environmental Agreement”);

7.                                      Consent and Agreement of Manager and Subordination of Management executed by Original Borrower and Beacon IMG, Inc.;

8.                                      Deposit Account Control Agreement executed by Original Borrower, Wells Fargo Bank, N.A. and Original Lender (“Prior DACA”);

9.                                      Deposit Account Control Agreement executed by Original Borrower, Original Lender and Branch Banking and Trust Company (‘Prior Operating Account Agreement”); and

10.                               UCC-1 Financing Statement filed on May 13, 2014, as Instrument 20140045535M, with the North Carolina Secretary of State.

The documents described in the foregoing paragraphs 1 through 10, and any other Loan Documents, including, in each case, any prior amendments thereto, together with this Assumption Agreement, are hereinafter collectively defined as the “Loan Documents”. The documents described in the foregoing paragraphs 1, 2, 3 and 4, together with and as modified by this Assumption Agreement, are hereinafter collectively defined as the “Assumed Loan Documents”.

B.                                    As of March 19, 2019:

The principal balance outstanding under the Note was $9,282,984.67;

1.                                      Accrued interest on the Note has been paid through March 5, 2019;

2.                                      The balance in the Basic Carrying Costs Escrow Account (as defined in Section 3.4(a) of the Loan Agreement) for the payment of Taxes was $27,714.99;

3.                                      The balance in the Basic Carrying Costs Escrow Account (as defined in Section 3.4(a) of the Loan Agreement) for the payment of insurance premiums was $17,701.10;

4.                                      The balance in the PIP Account (as defined in Section 3.6 of the Loan Agreement) was $0.00;

5.                                      The balance in the FF&E Expenditure Reserve Account (as defined in Section 3.5(a) of the Loan Agreement) was $403,894.32;

6.                                      The balance in the Deferred Maintenance and Environmental Escrow Account (as defined in Section 3.7(a) of the Loan Agreement) was $0.00;

7.                                      The balance in the Excess Cash Flow Reserve Account (as defined in Section 3.8(a) of the Loan Agreement) was $0.00; and

8.                                      The balance in the Loss Proceeds Account (as defined in Section 3.3 of the Loan Agreement) was $0.00.

C.                                    Original Borrower has sold and conveyed the Property and the Collateral to Assumptor or is about to sell and convey the Property and the Collateral to Assumptor (the “Transfer”), and both parties desire to obtain from Noteholder a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

D.                                    Subject to the terms and conditions hereof, Noteholder is willing to consent to the sale and conveyance of the Property and the Collateral, and to waive any right of acceleration of the Maturity Date of the Note upon assumption by Assumptor of all obligations of Original Borrower under the Assumed Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.                                      Incorporation. The foregoing recitals are incorporated herein by this reference.

2.                                      Assumption Fee. As consideration for Noteholder’s execution of this Assumption Agreement and in addition to any other sums due hereunder, Assumptor agrees to pay Noteholder or Noteholder’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of $92,829.85 (representing 1% of the outstanding principal balance of the Loan as of the date of this Assumption Agreement, the “Assumption Fee”).

3.                                      Conditions Precedent. The following are conditions precedent to Noteholder’s obligations under this Assumption Agreement:

a.                                      The irrevocable commitment of either (i) Old Republic National Title Insurance Company (“Title Company”) to issue a date-down or modification endorsement to Policy No. LX916064, dated May 13, 2014 (“Existing Title Policy”), in form and substance acceptable to Noteholder and without deletions or exceptions other than as expressly approved by Noteholder in writing, or (ii) a title company approved by Noteholder to issue a new policy identical to Existing Title Policy, in either case insuring that the Loan Documents have been assigned to Noteholder, that the priority and validity of the Security Agreement has not been and will not be impaired by this Assumption Agreement or the conveyance of the Property and that there are no additional documents of record affecting the Property;

b.                                      Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as EXHIBIT A, with signatures notarized, and otherwise in form and substance acceptable to Noteholder (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;

c.                                       Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

d.                                      Pineville Borrower’s and Pineville TRS Borrower’s delivery to Noteholder of UCC-1 or UCC-3 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Noteholder, which Pineville Borrower and Pineville TRS Borrower expressly authorizes Noteholder to file;

e.                                       Execution and delivery to Noteholder by New Guarantor of a Guaranty (“New Guaranty”) in favor of Noteholder and in form and substance acceptable to Noteholder and substantially the same as the Guaranty, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Note as more specifically set forth in the New Guaranty, along with delivery to Noteholder of such resolutions or certificates of New Guarantor as Noteholder may require, in form and content acceptable to Noteholder;

f.                                        Execution and delivery to Noteholder by Assumptor and New Guarantor of an Environmental Indemnity Agreement (“New Environmental Agreement”) in favor of Noteholder and in form and substance acceptable to Noteholder and substantially the same as the Environmental Agreement;

g.                                       Delivery to Noteholder of the organizational documents and evidence of good standing of each Assumptor, its constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

h.                                      The representations and warranties contained herein are true and correct;

i.                                          Receipt by Noteholder of a copy of Assumptor’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Noteholder, with the annual premium for same to be paid at closing;

j.                                         Receipt by Noteholder of a copy of the grant or warranty deed (“Deed”) by which title to the Property will be conveyed to Assumptor, and the purchase and sale agreement documenting the sale of the Property to Assumptor;

k.                                      Receipt by Noteholder of an executed assignment of the purchaser’s interest in the purchase and sale agreement for the Property from the purchaser named therein to Assumptor;

l.                                          Receipt by Noteholder of an executed Form W-9 for each Assumptor;

m.                                  Receipt by Noteholder of a copy of the new operating lease agreement for the Property between Pineville Borrower and Pineville TRS Borrower, in form and substance, acceptable to Noteholder, along with an executed subordination of operating lease agreement acceptable to Noteholder;

n.                                      Receipt by Noteholder of a copy of the new property management agreement for the Property with NHS LLC DBA National Hospitality Services, in form and substance acceptable to Noteholder, along with an executed assignment of management agreement acceptable to Noteholder;

o.                                      Receipt by Noteholder of a copy of the new property sub-management agreement for the Property with Beacon IMG, Inc., in form and substance acceptable to Noteholder, along with an executed assignment of sub-management agreement acceptable to Noteholder;

p.                                      Noteholder shall have received an opinion of special counsel to Noteholder as may be required by Noteholder’s counsel or the Loan Documents, opining with respect to the compliance of this Assumption Agreement, the transfer to Assumptor, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

q.                                      Noteholder shall have received opinions of counsel to Assumptor and New Guarantor opining with respect to (i) the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, (ii) the authority of Assumptor and New Guarantor (and any constituents thereof), to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, (iii) Delaware opinion, and (iv) such other matters as reasonably requested by the Noteholder;

r.                                         All items on the closing checklist of Noteholder’s counsel shall be satisfied or waived in writing by Noteholder or its counsel;

s.                                        Payment of the Assumption Fee provided for in Section 2 hereof;

t.                                         Original Borrower’s or Assumptor’s reimbursement to Noteholder of Noteholder’s costs and expenses incurred in connection with this Assumption Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder’s employees, agents or independent contractors;

u.                                      Delivery of an executed Wells Fargo Bank, N.A. Certificate of Authority, with each signature notarized;

v.                                      Execution and delivery to Noteholder by Assumptor of a Deposit Account Control Agreement (“Operating Account Agreement”), and the delivery of the required documentation to open the Operating Account addressed therein (“Operating Account”);

w.                                    Execution and delivery to Noteholder by Assumptor of a Deposit Account Control Agreement (“Lockbox Control Agreement”) with Wells Fargo Bank, National Association, and the delivery of the required documentation to open the Lockbox Account addressed therein (“Lockbox Account”);

x.                                      Execution and delivery to Noteholder by Assumptor of a Cash Management Agreement (“Cash Management Agreement”), with Wells Fargo Bank, National Association, and the delivery of the required documentation to open the Cash Management Account addressed therein (“Cash Management Account”);

y.                                      Execution and delivery to Noteholder by Pineville TRS Borrower of a Subordination and Security Agreement

z.                                       Deposit of $1,120,400.00 into PIP Account representing 125% of the cost of the PIP Requirements;

aa.                               Deposit of $208,188.00 into Deferred Maintenance and Environmental Escrow Account; and

bb.                               Execution and delivery to Noteholder by Assumptor a Franchise Agreement (“New Franchise Agreement”) in favor of Noteholder and in form and substance acceptable to Noteholder and substantially the same as the Franchise Agreement;

cc.                                 Execution and delivery to Noteholder by Assumptor a comfort letter or tri-party agreement (“New Comfort Letter”) in favor of Noteholder and in form and substance acceptable to Noteholder;

4.                                      Effective Date. The effective date of this Assumption Agreement and Assumptor’s assumption of the obligations of Original Borrower with respect to the Loan shall be the date the Noteholder, Original Borrower and Assumptor, as applicable, authorize the closing of the sale and the assumption transactions and release the Deed and the Memorandum of Assumption Agreement for recordation in the Official Records (the “Effective Date”).

5.                                      Assignment. Original Borrower hereby grants, transfers, sets over and assigns to the Assumptor, all of Original Borrower’s right, title and interest in and to the Assumed Loan Documents, and Noteholder hereby consents to such assignment; provided that such consent shall not be deemed to release Original Borrower from any of its obligations except as expressly provided in this Assumption Agreement.

6.                                      Assumption. Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Agreement and the other Assumed Loan Documents and shall faithfully perform all of Original Borrower’s obligations under and be bound by all of the provisions of the Assumed Loan Documents and assumes all liabilities of Original Borrower under the Assumed Loan Documents as if Assumptor were an original signatory thereto. The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Security Agreement and the other Assumed Loan Documents. Assumptor shall henceforth be deemed to be the “Grantor,” “Borrower,” “Assignor,” and/or “Maker”, as the case may be, under each of the Assumed Loan Documents. The foregoing assumption by Assumptor is absolute and unconditional. Without limiting the generality of the foregoing, Assumptor’s assumption includes the assumption of all obligations, liabilities, and waivers of Original Borrower set forth in the Loan Agreement, including, without limitation, the liabilities of Original Borrower under Section 9.19 thereof. All balances of all reserve accounts are hereby transferred from the Original Borrower to the Assumptor, as of the date of this Assumption Agreement.

7.                                      Partial Release of Original Borrower. Noteholder hereby releases (on the Effective Date) Original Borrower from liability under the Loan Documents other than this Assumption Agreement as to acts, events or omissions occurring or obligations arising after the Effective Date; provided however, that the Parties hereby acknowledge and agree that Original Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Original Borrower’s obligations, including without limitation, the matters set forth in Section 9.19 of the Loan Agreement, to the extent the same arise out of or in connection with any act or omission occurring or obligations arising on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Original Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged, reduced or expanded by any extension, amendment, renewal or modification to, the Note, the Security Agreement or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents.

8.                                      Confirmation of Guaranty and Environmental Agreement; Partial Release of Original Guarantor. Effective upon the Effective Date, Original Guarantor shall be released from liability under the Guaranty and the Environmental Agreement as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date. Nothing contained herein is intended to limit, impair, terminate or revoke Original Guarantor’s obligations under the Guaranty and Environmental Agreement to the extent the same arise out of or in connection with any acts, events or omissions occurring or obligations arising on or before the Effective Date.

9.                                      Financial Statement Fee Deposit. To induce Original Borrower to deliver all financial statements required under Sections 5.12, 5.13 and 5.14 of the Loan Agreement updated as of the Effective Date (collectively, the “Required Financial Statements”), Borrower shall deposit with Noteholder on the Effective Date an amount equal to $2,500.00 (the “Financial Statement Fee Deposit”). The Financial Statement Fee Deposit shall not constitute a trust fund and may be commingled with other monies held by Noteholder. Unless required by applicable law,

Noteholder shall not be required to pay Assumptor any interest, earnings or profits on the Financial Statement Fee Deposit. No later than thirty (30) days after the Effective Date, Noteholder shall release the Financial Statement Fee Deposit to Borrower, as Borrower directs, provided Borrower delivers to Noteholder the Required Financial Statements. If Borrower fails to deliver the Required Financial Statements within thirty (30) days of the Effective Date, Noteholder shall retain the Financial Statement Fee Deposit and apply to the fees and expenses incurred by Noteholder in connection with its recreation of the Required Financial Statements.

10.                               Modification of the Loan Agreement.

The Loan Agreement is hereby amended as follows:

a.              The following definitions under the introductory paragraph of the Loan Agreement are hereby deleted and replaced with the following:

“Approved Management Agreement” means that certain Management Agreement, dated as of March 19, 2019, as amended, between Operating Lessee and NHS LLC dba National Hospitality Services, and that certain Sub-Management Agreement, dated as of March 19, 2019, as amended, between NHS LLC dba National Hospitality Services and Beacon IMG, Inc., and any other management agreement that is approved by Lender and with respect to which the Rating Condition is satisfied, in each case as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance herewith.

“Approved Property Manager” means NHS LLC dba National Hospitality Services and Beacon IMG, Inc. (fka GNP Management, Inc.) or any other management company approved by Lender and with respect to which the Rating Condition is satisfied, in each case unless and until Lender requests the termination of that management agreement pursuant to Section 5.10(d).

“Borrower” shall mean LF3 Pineville, LLC and LF3 Pineville TRS, LLC.

“Control” of any entity means the ownership, directly or indirectly, of at least 51% of the equity interests in, and the right to at least 51% of the distributions from, such entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” and “Controlling” each have the meaning correlative thereto). Notwithstanding the foregoing, Control of Borrower shall be deemed to be held by Norman H. Leslie so long as Norman H. Leslie owns, directly or indirectly, at least 2.5% of the equity interests in Borrower, and right to a 5% of the normal distributions (which can be subordinate to a 6% distribution in favor of investors of such entity) from, such entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether through the ability to exercise voting power, by contract or otherwise, including but not limited to, Norman Leslie’s appointment to the Board of Directors of Lodging Fund REIT III, Inc., and through the appoint of Legendary Capital REIT III, LLC as “Advisor” of Lodging Fund REIT III OP, LP.

“Deferred Maintenance Amount” means $208,188.00.

“Environmental Indemnity” means that certain environmental indemnity agreement executed by Borrower and Norman H. Leslie as of March 19, 2019, as same may from time to time be amended, replaced, supplemented or otherwise modified in accordance herewith.

“Franchisor” shall mean Hilton Franchise Holding LLC, a Delaware limited liability company.

“Guaranty” means that certain guaranty, dated as of March 19, 2019, executed by Norman H. Leslie for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance herewith.

“Maximum Management Fee” means 5% of gross Revenue from the Property, as provided in the Management Agreement.

“Operating Lease” shall mean that certain Lease Agreement dated as of March 19, 2019 between LF3 Pineville, LLC, as landlord and LF3 Pineville TRS, LLC, as tenant.

“Operating Lessee” shall mean LF3 Pineville TRS, LLC

“PIP Amount” means $1,120,400.00.

“Qualified Equityholder” means:

(1)                                 Prior to the first anniversary of the Closing Date, any one or both of the Persons comprising Sponsor; and

(2)                                 From and after the first anniversary of the Closing Date, (i) Sponsor, (ii) any Person approved by Lender with respect to which the Rating Condition is satisfied, or (iii) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or any institution substantially similar to any of the foregoing , provided in each case under this clause (iii) that such Person (a) has total assets (in name or under management) in excess of $650,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $250,000,000 (in both cases, exclusive of the Property), and (y) is regularly engaged in the business of owning and operating comparable properties in major metropolitan areas.

“Sponsor” means collectively, Lodging Fund REIT III, Inc., a Maryland corporation, Legendary Capital REIT III, LLC, a Delaware LLC and Norman H. Leslie, an individual.

“Subordination of Property Management Agreement” means that certain consent and agreement of manager and subordination of management agreement executed by Borrower and NHS LLC dba National Hospitality Services, and that certain consent and agreement of manager and subordination of sub-management agreement executed by NHS LLC dba National Hospitality Services and Beacon IMG, Inc., as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith.

“REIT” shall mean Lodging Fund REIT III, Inc., a Maryland corporation.

b.              The definition of “Beacon” under the Definition section of the Loan Agreement is hereby deleted in its entirety and any and all references thereto in the Loan Documents are also hereby deleted.

c.               Section 5.12 Annual Financial Statements of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“5.12                  Annual Financial Statements. Within 120 days after the close of each Fiscal Year, Borrower shall furnish to Lender: (a) an audited balance sheet for the REIT as of the end of such year and an audited statement of profit and loss for the REIT and the REIT’s operations for such year, together with a global cash flow statement of all real estate assets in which the REIT has a direct or indirect ownership interest, and all supporting schedules, and (b) the unqualified opinion of an independent certified public accountant acceptable to Lender stating that such materials (i) were prepared in accordance with GAAP, (ii) fairly present the REIT’s financial condition, (iii) show all material liabilities, direct and contingent, and (iv) fairly present the results of the REIT’s operations. In addition to the foregoing, Borrower will furnish to Lender within 120 days after the close of the Fiscal Year, a consolidating balance sheet and income statement for all subsidiaries of the REIT which agrees to the audited financial statements. Together with Borrower’s annual financial statements, Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an Intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format:

(i)                                     a statement of cash flows and income and expenses including, at a minimum, the information required by the most recent Uniform System of Accounts (with departmental detail);

(ii)                                  then current rent roll, franchise reports, average daily room rates, sales reports, Smith Travel Reports and occupancy reports; and

(iii)                               such other information as Lender shall reasonably request.”

d.              The following language is hereby added to the end of Section 5.13 Quarterly Financial Statements and Section 5.14 Monthly Financial Statements; Non-Delivery of Financial Statements of the Loan Agreement :

“Notwithstanding the foregoing, the unaudited financial statements provided by Borrower shall not include equityholders’ capital and cash flows information unless requested by Lender.”

e.               Schedule B of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

f.                Schedule C of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule C attached hereto.

g.               Schedule D of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

11.                               Release of Noteholder Parties and Covenant Not to Sue. Each Borrower Party, on behalf of itself and its heirs, successors and assigns, hereby releases and forever discharges Noteholder, any trustee with regard to the Loan, any servicer of the Loan, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Noteholder Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which any Borrower Party now has by reason of any cause, matter, or thing through and including the date hereof, arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing, (b) the Loan Documents, (c), the Property or Collateral, (d) any reserve and/or escrow balances held by Noteholder or any servicers of the Loan, or (e) the sale, conveyance, assignment and transfer of the Property and Collateral. Each Borrower Party, on behalf of itself and its heirs, successors and assigns, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Noteholder Parties by reason of or in connection with any of the foregoing matters, claims or causes of action. Each Borrower Party, after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of applicable law, if any, which provides to the effect that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor.”

From time to time without first requiring performance on the part of Assumptor, Noteholder may look to and require performance by Original Borrower of all Retained Obligations. Original Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

12.                               Representations and Warranties.

a.                                      Assignment. Original Borrower and Assumptor each hereby represent and warrants to Noteholder that Original Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Original Borrower’s right, title and interest in and to:

i.                                          The Property and the Collateral;

ii.                                       The Assumed Loan Documents;

iii.                                    All leases related to the Property or the Collateral (“Leases”);

iv.                                   All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Assumptor is obtaining its own such insurance policies);

v.                                      All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.                                   All prepaid rents and security deposits, if any, held by Original Borrower in connection with leases of any part of the Property or the Collateral; and

vii.                                All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Original Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and the Collateral to Assumptor is required under any agreement to which Original Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that it has been obtained and is in full force and effect.

b.                                      No Defaults. Assumptor and Original Borrower each hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

c.                                       Assumed Loan Documents. Assumptor represents and warrants to Noteholder that Assumptor has actual knowledge of all terms and conditions of the Assumed Loan Documents and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Assumed Loan Documents. Assumptor further agrees that from and after the Effective Date all representations, agreements and warranties in the Assumed Loan Documents regarding Original Borrower, its status, authority, financial condition and business shall apply to Assumptor as well as to Original Borrower, as though Assumptor were the borrower originally named in the Assumed Loan Documents (it being agreed and acknowledged that any representation, agreement and warranty or the like which, by their terms, refer to “as of the date hereof” or the like in the Assumed Loan Documents shall be deemed to mean, for purposes of this Assumption Agreement, “as of the Effective Date” (as such term is defined in this Assumption Agreement)). Assumptor further understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Original Borrower or Assumptor under the Assumed Loan Documents and

Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.                                      Financial Statements. Assumptor represents and warrants to Noteholder that the financial statements of Assumptor, of each member of Assumptor and of each New Guarantor, if any, previously delivered by Original Borrower, Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder. Assumptor further represents and warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

e.                                       Reports. Assumptor represents and warrants to Noteholder that all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor’s assumption of the Loan: (i) are correct and sufficiently complete to give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.                                        Assumptor Location. Assumptor represents and warrants that its chief executive office (or principal residence, if applicable) is located at the following address: 1635 43rd Street South, Suite 205, Fargo, North Dakota 58103. Assumptor represents and warrants that its state of formation is Delaware. All organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect. Assumptor’s legal name is exactly as shown on page one of this Assumption Agreement. Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s chief executive office, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days’ prior written notice.

g.                                       No Pledge of Equity Interests. Pineville Borrower, Pineville TRS Borrower and New Guarantor represent and warrant to Noteholder that no equity interest in Assumptor or an entity that, directly or indirectly, owns an equity interest in Assumptor has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor, directly or indirectly, in connection with Assumptor’s acquisition of the Property consists of borrowed funds.

h.                                      Embargoed Person. Pineville Borrower, Pineville TRS Borrower and New Guarantor represent and warrant that none of the funds or other assets of Pineville Borrower, Pineville TRS Borrower or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Pineville Borrower, Pineville TRS Borrower or New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law.

i.                                          Organizational Chart. Assumptor represents and warrants to Noteholder that the organizational chart attached as Schedule I hereto, relating to Assumptor, is true, complete and correct on and as of the date hereof.

j.                                         Operating Lease.     Pineville Borrower and Pineville TRS Borrower hereby represent and warrant to Noteholder that the Operating Lease is in full force and effect and has not been modified or amended. There are no defaults under the Operating Lease and no event has occurred, which with the passage of time, the giving of notice, or both, would constitute a default under the Operating Lease. All rents, additional rents and other sums due and payable under each Operating Lease have been paid in full. Neither Pineville Borrower, nor Pineville TRS Borrower has commenced any action or given or received any notice for the purpose of terminating the Operating Lease. Pineville TRS Borrower is current with respect to, and is paying the full rent and other charges stipulated in the Operating Lease.

13.                               Waiver of Acceleration. Noteholder hereby consents to the sale and conveyance of the Property and Collateral and agrees that it shall not exercise its right to cause all sums secured by the Security Agreement to become immediately due and payable because of the conveyance of the Property and the Collateral from Original Borrower to Assumptor; provided, however, Noteholder reserves its right under the terms of the Security Agreement or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

14.                               Hazardous Materials. Without in any way limiting any other provision of this Assumption Agreement, Pineville Borrower, Pineville TRS Borrower and Original Borrower expressly reaffirm as of the date hereof, and Pineville Borrower and Pineville TRS Borrower reaffirms continuing hereafter: (a) each and every representation and warranty in the Assumed Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Assumed Loan Documents respecting “Hazardous Materials”.

15.                               Operating Lease Covenants. Pineville Borrower and Pineville TRS Borrower hereby covenant and agree with Noteholder that Pineville Borrower and Pineville TRS Borrower shall (i) promptly perform and observe all of the material covenants required to be performed and observed by it under the Operating Lease and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (ii) promptly notify Noteholder of any default of any material term under the Operating Lease of which it is aware; (iii) promptly deliver to Noteholder a copy of each default notice received or sent by it under the Operating Lease; and (iv) promptly enforce in accordance with commercially reasonable practices the performance and observance of all of the material covenants required to be performed and observed by it under the Operating Lease. Pineville Borrower and Pineville TRS Borrower hereby covenant and agree that neither Pineville Borrower nor Pineville TRS Borrower shall amend, modify, surrender, terminate or cancel the Operating Lease, without Noteholder’s prior consent,

16.                               Multiple Parties. If more than one person or entity has signed this Assumption Agreement as Pineville Borrower, or Pineville TRS Borrower or Original Borrower, then all references in this Assumption Agreement to Assumptor or Original Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

17.                               Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Original Borrower to Assumptor are subject to any security interest(s) held by Noteholder. Assumptor hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Noteholder of, and Assumptor grants pledges, assigns and conveys to Noteholder a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Assumed Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Assumption Agreement. Original Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect and are true and correct with respect to Original Borrower, without modification, except as necessary to implement the terms and provisions of this Assumption Agreement.

18.                               Notices. All notices to be given to Assumptor pursuant to the Loan Documents shall be addressed as follows:

LF3 PINEVILLE, LLC

1635 43rd Street South, Suite 205

Fargo, ND 58103

Attn: John H. Faris

Telephone: 616-264-3833

Email: jfaris@lodgingfund.com

19.                               Integration; Interpretation. The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not hereafter be modified except by written instrument executed by Noteholder and Assumptor. Any reference in any of the Loan Documents to the property or the Collateral shall include all or any parts of the Property or the Collateral.

20.                               Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

21.                               Attorneys’ Fees; Enforcement. If any attorney is engaged by Noteholder to enforce, construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

22.                               Right of Transfer of Property. The parties acknowledge that 2.2 of the Loan Agreement attached to and forming a part of the Security Agreement provides that Noteholder shall consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Assumption Agreement and the actions to be taken as contemplated herein shall constitute one such consent.

23.                               Deferred Maintenance. Assumptor covenants and agrees that it will, within 120 days after the Effective Date, repair or cause to have repaired, in a good and workmanlike manner, the deferred maintenance listed in Schedule C attached hereto and made a part hereof (collectively, the “Deferred Maintenance Conditions”). Assumptor further covenants and agrees that should such items of Deferred Maintenance Conditions not be repaired as provided herein, that an Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Assumed Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Interest Rate.

24.                               Liquor License. Assumptor covenants and agrees that it shall, if required under applicable law, prior to the sale of or the serving of any alcoholic beverages at the Hotel, obtain any liquor, wine and beer licenses for the operation of the Hotel (collectively, the “Liquor Licenses”) and shall provide evidence to Lender of such Liquor Licenses within 30 days of their receipt. Assumptor covenants and agrees that it shall comply with and cause the Property to comply with all applicable laws in connection with the sale of and/or the serving of any alcoholic beverages at the Hotel.

25.                               Value Lock Premium Amount. Assumptor hereby represents, warrants and covenants to Lender that, notwithstanding the assumption of the Asset Purchase Agreement dated as of October 5, 2018, among Original Borrower and Lodging Fund Real Estate Investment Trust III, as amended (“Purchase Agreement”) to Assumptor : (a) Assumptor has not assumed any obligations to pay or guaranty any portion of the Value Lock Premium Amount (as defined in the Purchase Agreement), liquidated damages in connection therewith, or any portion of the Security Amount (as defined in the Purchase Agreement; collectively, the “Payment Obligations”); (b) Assumptor shall not agree to pay or guaranty any amounts in substitution of the Payment Obligations; (c) Assumptor does not and will not have any responsibility for the Payment Obligations.

26.                               Miscellaneous. This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Assumption Agreement, Original Borrower and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents. Time is of the essence of each term of the Loan Documents, including this Assumption Agreement. If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

27.                               Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[Signature Pages Follow]

[Remainder of Page Intentionally Left Blank]

Signature Page to Assumption Agreement

S-2

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Original Borrower, and Original Guarantor have caused this Assumption Agreement to be duly executed as of the date first above written.

NOTEHOLDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-GC22

By:	Wells Fargo Bank, N.A., as Master Servicer

By:	Grandbridge Real Estate Capital, LLC, as Sub Servicer pursuant to that certain Sub-Servicing Agreement dated as of June 1, 2014

	By:	/s/ Joseph Lovell
		Name:	Joseph Lovell
		Title:	Senior Vice President

Signature Page to Assumption Agreement

ASSUMPTOR:

LF3 PINEVILLE, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III OP, LP, a Delaware limited partnership, its Sole Member

	By:	Lodging Fund REIT III, Inc., a Maryland corporation, its General Partner

		By:	/s/ Corey R. Maple
Name: Corey R. Maple
Title: Chief Executive Officer and Secretary

LF3 PINEVILLE TRS, LLC, a Delaware limited liability company

By:	Lodging Fund REIT III TRS, Inc., a Delaware corporation, its sole member

	By:	/s/ Corey R. Maple
Name: Corey R. Maple
Title: Chief Executive Officer and Secretary

NEW GUARANTOR:

/s/ Norman H. Leslie
Norman H. Leslie, an individual

Signature Page to Assumption Agreement

ORIGINAL BORROWER:

GNP GROUP OF PINEVILLE, LLC, a North Carolina limited liability company

By:	/s/ Nishith Patel
	Name:	Nishith Patel
	Title:	Manager

ORIGINAL GUARANTOR:

/s/ Nishith Kumar Patel
NISHITH KUMAR PATEL, an individual

/s/ Gautam B. Patel
GAUTAM B. PATEL, an individual

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF NOTEHOLDER

STATE OF North Carolina	)
) ss
COUNTY OF Mecklenburg	)

On this the 11 day of March, 2019, before me, the undersigned Notary Public, personally appeared Joseph Lovell, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
Notary Public

My Commission Expires:

1/6/24

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ASSUMPTOR

STATE OF North Dakota	)
) ss
COUNTY OF Cass	)

On this the 14 day of March, 2019, before me, the undersigned Notary Public, personally appeared Norman H. Leslie, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer Moum
Notary Public

My Commission Expires:

April 25, 2022

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ASSUMPTOR

STATE OF North Dakota	)
) ss
COUNTY OF Cass	)

On this the 14 day of March, 2019, before me, the undersigned Notary Public, personally appeared Corey R. Maple, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer Moum
Notary Public

My Commission Expires:

April 25, 2022

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF NEW GUARANTOR

STATE OF North Dakota	)
) ss
COUNTY OF Cass	)

On this the 14 day of March, 2019, before me, the undersigned Notary Public, personally appeared Norman H. Leslie, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Jennifer Moum
Notary Public

My Commission Expires:

April 25, 2022

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ORIGINAL BORROWER

STATE OF North Carolina	)
) ss
COUNTY OF Mecklenburg	)

On this the 18 day of March, 2019, before me, the undersigned Notary Public, personally appeared Nisith Patel for GNP GROUP OF PINEVILLE, LLC, a North Carolina limited liability company, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Debbie A. Ayers
Notary Public

My Commission Expires:

6.22.2021

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ORIGINAL GUARANTOR

STATE OF North Carolina	)
) ss
COUNTY OF Mecklenburg	)

On this the 18 day of March, 2019, before me, the undersigned Notary Public, personally appeared NISHITH KUMAR PATEL, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Debbie A. Ayers
Notary Public

My Commission Expires:

6.22.2021

Signature Page to Assumption Agreement

ACKNOWLEDGMENT OF ORIGINAL GUARANTOR

STATE OF North Carolina	)
) ss
COUNTY OF Mecklenburg	)

On this the 18 day of March, 2019, before me, the undersigned Notary Public, personally appeared GAUTAM B. PATEL, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Debbie A. Ayers
Notary Public

My Commission Expires:

6.22.2021

Signature Page to Assumption Agreement

SCHEDULE I

TO ASSUMPTION AGREEMENT

ORGANIZATIONAL CHART

Schedule B

Exception Report

https://legendaryacquisitions.com/

https://www.nhshotels.com/

Schedule C

Deferred Maintenance Conditions

Sect. No	Deficiency or Repair Item	Quantity	Unit	Unit Cost	Immediate Repair	Short-Term Cost	Total cost
2.0	Regulatory Compliance

2.3	According to available records at https://webpermit.mecklenburgcountync.gov, a permit hold is in place for an RTAP permit for Zoning-related reasons. Partner recommends resolving the permit issue at this time.	1	Allow	$1,000	$1,000		$1,000

3.0	Site Improvements

3.2.2	The asphalt pavement appeared to be in good to fair overall condition. Partner noted localized areas of alligator/linear cracking throughout the parking areas. Partner recommends performing sectional overlays at the affected areas.	4,000	SF	$2.50		$10,000	$10,000

3.2.3	The pedestrian concrete walkways appear to be in good overall condition with exception of approximately four areas of cracking and/or vertical displacement noted along the concrete walkways surrounding the building. Additionally, the stone paving area was noted to be uneven throughout, which poses multiple trip hazards. Partner recommends repair of the noted cracking/vertical displacement and replacement of the stone paving to accommodate a smooth, walkable surface.	375	SF	$20	$7,500		$7,500

3.2.9	The swimming pool was observed to be covered during time of inspection; therefore, was unavailable for direct observation. The pool was reported to be in good overall condition, with replacement of the pool equipment reported in 2016. However, water and areas of water damaged gypsum board were noted around the pool pump, which appears to be a potential leak. Repair of the potential pump leak is recommended. Repair of associated water damage is included as a part of this work.	1	Allow	$1,500	$1,500		$1,500

4.0	Structural Frame and Building Envelope

4.3.1

Partner noted vertical cracking to the hard-coat stucco in three locations at the building facade. Along the front (west) elevation, just south (right) of the main building entrance, cracking at two areas to the hard-coat stucco was noted in proximity to the first window bank at the second-floor level. Vertical cracking to the hard-coat stucco was noted radiating upwards from the upper right-hand corner of the window. At the same window area, vertical cracking to the hard-coat stucco was noted radiating downwards from the PTAC unit directly above the window towards the left-hand corner of the window. Along the rear (east) elevation, at the third-floor level, the last window at the northeast edge of the east façade, vertical cracking to the hard-coat stucco was noted radiating upwards from the upper right-hand corner of the window. Repair of the noted damage is recommended.

		1	Allow	$10,000	$10,000		$10,000

4.3.2	Windows were reported and appeared to be in good overall condition with exception of condensation indicative of a broken window seal noted at the windows in the fitness room. Repair/ replacement is recommended.	1	LS	$1,000		$1,000	$1,000

4.3.3	Doors were reported and appeared to be in good overall condition, with exception of corrosion noted at the exterior metal doors serving the rooftop equipment room and in two locations at the pool equipment room. Repair of the noted corrosion or as-needed door replacement is recommended.	3	EA	$500		$1,500	$1,500

(continued on next page)

5.0	Mechanical and Electrical Systems

5.1	We observed that 40% of rooms have loose pipe in the wall connecting to either the showerhead of the tub spout. This leaves the showerhead or spout wobbly in the wall when touched. Based on the current condition, we recommend budgeting for immediate corrections.	44	LS	$500	$22,000		$22,000

5.2	The elevator room is cooled by a temporary floor standing air conditioner. We recommend budgeting for replacement with a permanent system.	1	EA	$5,500	$5,500		$5,500

5.2	The fan coil unit, FCU-6 (3.0 tons), appears to be 7 years old. The coil is frozen. Based on the current condition, immediate correction is recommended.	1	EA	$800	$800		$800

5.2	The packaged rooftop unit, RTU-Guest Corridors (10.0 tons), appears to be 9 years old. The outside air intake filters are missing and should be replaced. The compressors were dated 2015 and 2009. The blower motor appears to be original. The coils appear to be original. Based on the current condition, adding outside air intake filters is recommended.	1	EA	$300	$300		$300

5.2	The older PTAC units were observed with dirty coils. We recommend budgeting for cleaning of the coils.	80	LS	$75	$6,000		$6,000

5.3	Electrical conduit and wire were observed in the stairwells which does not serve the stairwells. This appeared to be wiring for the wireless system and another system. Wiring cannot be installed in the stairwell enclosure that does not serve the stairwell. Any future fire inspection can, and should, require this to be moved. We recommend budgeting for moving the conduit and wire from the stairwell. Based on the current condition, we recommend budgeting for immediate corrections.	1	LS	$3,000	$3,000		$3,000

5.3	T12 lighting was observed over the guestroom entry doors, in lobby cove lighting areas, in the offices, and in mechanical rooms. Effective July 14, 2012, production of most T12 florescent lamps was phased out, as mandated by the 2009 Department of Energy General Service Lamp legislation. Based on the current condition, replacement of the fixtures is recommended.	136	EA	$75	$10,200		$10,200

5.3	We observed trees which were touching the pole lighting heads. These heads can be very hot. Based on the current condition, we recommend budgeting for immediate trimming of trees in 2 locations.	1	LS	$1,000	$1,000		$1,000

5.4.1	The elevators appeared to be in good operational condition. However, according to the posted operation permits in the elevator cabs, the elevators were last inspected on June 5, 2017, which is expired. Partner recommends testing and inspection of the elevators.	1	Allow	$2,500	$2,500		$2,500

5.5.1	Recalled sprinkler heads manufactured by Central, type 1996 GB, were observed in a guestroom corridor storage closet. Most of the sprinkler heads observed did not appear to be recalled. A full review of the sprinkler heads is recommended in all areas to find and replace any additional recalled heads that have not been replaced. A contingency cost has been added for repairs needed as a result of sprinkler head replacement.	20	EA	$150	$3,000		$3,000

5.5.1	A 5 year inspection tag was not observed on the risers. Based on the current condition and the estimated Remaining Useful Life (RUL), the 5 year inspection is recommended.	1	LS	$6,500	$6,500		$6,500

5.5.1	We observed electrical wiring to signage penetrating the stairwell exterior wall. We recommend sealing these holes with the proper penetration firestop assembly.	1	LS	$26,000	$26,000		$26,000

5.5.2	Approximately 60% of the smoke detectors in the rooms appeared to be over 10 years old. We recommend budgeting for immediate replacement of the older detectors.	65	LS	$50	$3,250		$3,250

6.0	Interior Elements

6.1

Common area finishes appeared to be in good overall condition, with exception of isolated water damage appearing to be a result of past roof, plumbing, HVAC or fire-sprinkler system leaks noted in approximately twenty locations throughout the interior common or support areas, typically along the ceiling. The noted water damage was generally noted to be dry and inactive, without recent renovation or refurbishment. Isolated microbial growth was also noted at the perimeter of an exposed HVAC duct in the common laundry room. Based on number of observed locations, Partner recommends repair of the noted water damage.

		20	EA	$200		$4,000	$4,000

7.0	Accessibility
7.0	Public elevators within the subject building generally appeared to be accessible, with the exception of compliant signage at hoistway sidewalls, lack of visual arrival indicators at the elevator lobby, and lack of an emergency call system that does not require voice communication. Repair of the noted issues is recommended.	2	EA	$2,500	$5,000		$5,000

7.0	The swimming pool at the subject property is provided for use by the general public and does not appear to be provided with an accessible means of access. Partner recommends adding a compliant accessible pool lift.	1	Allow	$7,500	$7,500		$7,500

7.0	Install communication features at an additional 11 non-ADA guestrooms.	11	EA	$2,500	$27,500		$27,500

8.0	Water Intrusion and Microbial Growth
	None Noted
				TOTAL	$150,050	$16,500	$166,550

Schedule D

Material Agreements

1.                                      Approved Management Agreement with the Approved Property Manager;

2.                                      Franchise Agreement;

3.                                      Operating Lease.

EXHIBIT A

TO ASSUMPTION AGREEMENT

PREPARED BY AND	)
WHEN RECORDED MAIL TO:	)
)
)
McCoy & Orta, P.C.	)
100 N. Broadway, Suite 2600)
Oklahoma City, Oklahoma 73102)
Attn: Hilary Nolan	)
Loan No. 302090028 (WF)/355274 (GB))

MEMORANDUM OF ASSUMPTION AGREEMENT

GNP GROUP OF PINEVILLE, LLC, a North Carolina limited liability company (“Original Borrower”), with a mailing address at 6428 Bannington Road, Charlotte, North Carolina 28226, NISHITH KUMAR PATEL, an individual, and GAUTAM B. PATEL, an individual (collectively, jointly and severally, “Original Guarantor”) with a mailing address at 6428 Bannington Road, Charlotte, NC 28226, LF3 PINEVILLE, LLC, a Delaware limited liability company (“Pineville Borrower”), with a mailing address at 1635 43rd Street South, Suite 201, Fargo, North Dakota 58103, LF3 PINEVILLE TRS, LLC, a Delaware limited liability company (“Pineville TRS Borrower”; and together with Pineville Borrower, collectively, “Assumptor”) with a mailing address at 1635 43rd Street South, Suite 201, Fargo, North Dakota 58103, NORMAN H. LESLIE, an individual (“New Guarantor”), with a mailing address at 1635 43rd Street South, Suite 201, Fargo, North Dakota 58103, and DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014-GC22, with a mailing address c/o Grandbridge Real Estate Capital LLC Attention:  Servicing Manager 200 S. College Street, Suite 2100 Charlotte, NC 28202 (“Noteholder”), are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”).  The undersigned parties agree that all obligations under that certain Promissory Note (“Note”) dated May 12, 2014, in the original principal amount of  Ten Million and No/100 Dollars ($10,000,000.00), secured by that certain DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS, SECURITY AGREEMENT AND FIXTURE FILING executed by Original Borrower and recorded on May 13, 2014, as Instrument No. 2014051942, in Book 29173, Page 770 with the Mecklenburg County Register of Deeds, State of North Carolina (“Official Records”), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“Original Lender”) assigned its interest by instrument recorded on July 8, 2014, as Instrument No. 2014076846, in Book 29296, Page 777, in said Official Records and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement.  The Assumption Agreement is by this reference incorporated

Exh. A-1

herein and made a part hereof.  This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

Dated:                     , 2019

Exh. A-2